SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2009
EPIX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
Item 2.05 Costs Associated with Exit or Disposal Activities
Item 2.06 Material Impairments
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Assignment for the Benefit of Creditors dated July 20, 2009
EX-99.1 Press Release issued by EPIX Pharmaceuticals, Inc. on July 20, 2009

Item 1.03 Bankruptcy or Receivership.
     On July 20, 2009, EPIX Pharmaceuticals, Inc. (the “Company”) entered into an Assignment for the Benefit of Creditors (the “Assignment”) in accordance with Massachusetts law. Following the Company’s unsuccessful efforts to effect a strategic alternative, including a financing, recapitalization, sale or disposition of corporate assets, merger and/or strategic business combination, the Company’s Board of Directors determined it was in the best interests of the enterprise to cease the Company’s operations and to provide for an orderly liquidation of its assets by entering into the Assignment. A copy of the Assignment is attached hereto as Exhibit 10.1.
     The Assignment is a common law business liquidation mechanism under Massachusetts law that is an alternative to a formal bankruptcy proceeding. A designated Assignee will serve in a fiduciary capacity in connection with the Assignment and will assume his duties effective immediately.
     The designated Assignee is:
Joseph F. Finn, Jr., C.P.A.
Finn, Warnke & Gayton
167 Worcester Street, Suite 201
Wellesley Hills, MA 02481
Phone: (781)-237-8840
     Under the terms of the Assignment, the Company transferred to the Assignee, in trust for the benefit of each of the Company’s creditors, all property, including but not limited to the Company’s assets, accounts receivable, lists of creditors, books and records, etc. The Assignee has the full power and authority to dispose of Company property, sue for and recover in his own name everything belonging to the Company, compromise and settle all claims, disputes and litigations of, and review and transfers of the Company’s property.
     Given the amount of the Company’s remaining liabilities, the Company does not anticipate any distributions for its stockholders from its remaining assets.
Item 2.05 Costs Associated with Exit or Disposal Activities.
     In connection with the Assignment described in Item 1.03 above, on July 20, 2009, the Board of Directors of the Company approved a reduction in force pursuant to which substantially all of the employees of the Company were terminated (the “Reduction in Force”). The Company expects to retain its president and chief executive officer, Dr. Elkan Gamzu, for a short period of time to implement an orderly dissolution. The Company incurred charges in connection with the Reduction in Force of approximately $0.5 million, representing cash payments of one-time employee termination benefits, including severance, and other benefits. The Company expects that the Assignee may also be subject to claims for additional severance payments of up to $1.2 million in connection with the Reduction in Force.

     Information contained in this Item 2.05 that relates to the Company’s expectations with respect to the retention of its chief executive officer and potential liability for severance payments in connection with the Reduction in Force are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.
Item 2.06 Material Impairments.
     The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the Assignment is incorporated by reference in response to this Item 2.06. As a result of the Assignment, the Company has concluded that a material impairment charge is required for all of the Company’s assets. The Company is unable to determine the amount of the impairment charge at this time.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 20, 2009, in connection with the Assignment and the Reduction in Force described in Items 1.03 and 2.05 above, Kim Cobleigh Drapkin, Chief Financial Officer, terminated her employment with the Company.
Item 7.01 Regulation FD Disclosure.
     On July 20, 2009, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on
Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
     On July 14, 2009, the Company repurchased the $50,000 remaining outstanding balance of its 3% Convertible Senior Notes due 2024 (the “Notes”) for $38,250. Accordingly, all of the Company’s Notes have been retired by the Company.

     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
10.1	Assignment for the Benefit of Creditors dated July 20, 2009 from EPIX Pharmaceuticals, Inc. in favor of Joseph F. Finn, Jr., C.P.A.

99.1	Press Release issued by EPIX Pharmaceuticals, Inc. on July 20, 2009, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
July 21, 2009	By:	/s/ Elkan Gamzu
Elkan Gamzu
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Assignment for the Benefit of Creditors dated July 20, 2009 from EPIX Pharmaceuticals, Inc. in favor of Joseph F. Finn, Jr., C.P.A.

99.1	Press Release issued by EPIX Pharmaceuticals, Inc. on July 20, 2009, furnished herewith.